united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number       811-09497

          Dividend Growth Trust

     58 Riverwalk Blvd, Building 2, Ste A, Ridgeland, SC 29936

William J. Murphy
Unified Fund Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:     09/30

Date of reporting period:     03/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Rising Dividend Growth Fund

Semi-Annual Report

March 31, 2009

(Unaudited)

Fund Advisor:

Dividend Growth Advisors, LLC
58 Riverwalk Boulevard
Building 2, Suite A
Ridgeland, SC 29936

Toll Free: (888) 826-2520

Management’s Discussion of Fund Performance

Are the Numbers Improving?

The past six months have been very painful at many levels. At the individual level, the number of unemployed workers grew throughout the period. Household wealth diminished as the value of homes declined and the value of 401Ks and other investment portfolios shrank. Local and state governments have received lower taxes and fees; their budgets will likely need to be trimmed and taxes will likely need to be raised. Corporations have, in some cases, had trouble raising cash. Revenue growth has slowed or actually declined and profits have shrunk. The federal government has had to go to extreme measures to stimulate the economy and rescue the financial system. These issues are not just domestic problems – the current recession is global.

The announcement of results by the Federal Open Market Committee meeting of March 18, 2009 recently crossed our desk and gave us pause for reflection. The Fed announcement includes eight lines of text describing the economy. One word would have been sufficient: weak. Because of the weakness, the Fed does not see any indication that inflation will be anything other than subdued. Then, the Fed dedicates a long paragraph to what they are going to do to correct the weakness.1

The Fed and the Treasury, with the blessings of the Congress and the President, have already dedicated substantial resources to re-inflating the economy. Now the Fed has decided to put another $1.25 trillion toward easing the still moribund credit markets.2 The Fed’s balance sheet is growing by leaps and bounds as is the federal government debt burden. This is the next bubble that we see. The total amount of funds that have been dedicated to solving this recession is $12.8 trillion.3 We disagree with the Fed and think one of the side effects is likely to be inflation. We believe it will probably take some time to appear but the infusion of this much stimulus is bound to cause prices to begin to climb.

Here at the end of the first quarter, the stream of economic and company data has been quite negative. Observers are trying to discern if the bottom has been reached and, if not, at least has the rate of decline slowed. Much of the economic data is now showing signs that the rate of decline has slowed or has actually bottomed out. Employment statistics are among the most important to calling a turn in the economy. When the number of jobless and underemployed begins to improve, then we can expect to see better numbers from the housing sector and consumer spending.

The latest employment data from the U.S. Bureau of Labor Statistics dated April 3, 2009 shows that non-farm payroll employment continued to decline in March. A total of 663,000 jobs were lost in the month and the unemployment rate rose to 8.5%. Manufacturing lost 161,000 jobs, construction lost 126,000 jobs, and service-providing sector lost 358,000 jobs. The only sector to gain was health and  education services which grew by 8,000 jobs. The good news may be that the rate of decline appears to be bottoming. The bad news is that 5.1 million jobs have been lost since the recession began in December 2007. One measure of the success of the government’s stimulus efforts will be improving employment statistics.

______________________________________________________________________________

1 Federal Reserve Press Release, 18 Mar 09 (http://www.federalreserve.gov/newsevents)

2 IBID

3 Mark Pittman and Bob Ivry, Financial Rescue Approaches GDP as US Pledges $12.8 Trillion, Bloomberg.com, 31 Mar 09 (http://www.bloomberg.com/apps/news)

A second area for consideration is the real estate sector. There are many aspects that should be mentioned starting with sales of new and existing homes. On this front there is a faint glimmer of hope. February new home sales jumped 4.7% over January to a seasonally adjusted annual rate of 337,000 units.4 The peak in the last cycle was 1.4 million units in 2005.5 Existing home sales also showed improvement in February, rising to an annual rate of 4.72 million units, which is a 5.1% rise over January.6

The government’s stimulus package included a tax incentive for first-time homebuyers and this probably helped sales. Mortgage rates also fell below 5% making homes more affordable. On the negative side, the National Association of Realtors estimates that 40-45% of the transactions were distressed sales.7 February new home construction edged higher by 1.1% over January with the biggest improvement coming from multifamily units.8

We have concerns that the number of homes in, or approaching, foreclosure is still high and will have a negative effect on home prices. Not only is this bad for local real estate markets, it is detrimental to the holders of the mortgage paper. Home prices have been declining as the supply of distressed homes continues to be high. Price reductions should eventually clear the market, but homeowners are reluctant to lower the asking price enough. In California, perhaps the most distressed market, home prices have declined 41% as the high number of foreclosures has dropped the median selling price in February 2008 from $418,260 to $247,590 this February. Foreclosures accounted for 58% of existing home sales in California for the month.9

There are signs of improvement in various segments of the economy. For instance, the Institute of Supply Management Index of Manufacturing Activity has gained some ground for two months in a row, copper prices have firmed, the Baltic Dry Index seems to have bottomed, and cumulative retail sales are declining less rapidly.10 It appears to us that durable goods orders have apparently turned the corner, although this is a volatile index and February was the first positive month in seven.11

This recitation of data pieces is far from conclusive that happy days are here again. The reasons that our hopes out-weigh our fears are the sheer size of the federal government’s stimulus effort and the fact that the recession is now about seventeen months old. This has given the participants time to strategize how to make their business survive and grow. New tax policy should put a few extra dollars in consumers’ pockets. Tax refunds are now hitting mailboxes. Through the end of February, $136.8 billion had been returned to tax payers. This was an average payment of $2,869  according to the Internal Revenue Service.12 While a number of programs in the stimulus package will take some time to start dispersing funds, their impact should begin to be felt over the next few months.

__________________________________________________________________

4 ECONX New Home Sales Increase, Briefing.com, 25 Mar 09 (http://www.briefing.com/generalcontent)

5 New One Family Homes Sold, SAAR(TH), StockVal®, 1999 - 2009

6 Existing-Home Sales Rise In February, National Association of Realtors, 23 Mar 09 (http://www.realtor.org)

7 IBID

8 Jeff Bater and Brian Blackstone, Jump in Home Construction Raises Hopes, Wall Street Journal, 18 Mar 09, Sec A, Page 4

9 Daniel Taub, California Home Prices Decline 41% on Foreclosures, Bloomberg.com, 25 Mar 09 (http://www.bloomberg.com/apps/news)

10 Justin Lahart and Jon Hilsenrath, Signs of Stability Drive Up Stocks, Wall Street Journal, 14-15 March 2009, 1A

11 ECONX Durable Orders Jump in February, Briefing.com, 25 Mar 09 (http://www.briefing.com/generalcontent)

We started the year with greater optimism than apparently was warranted. Last year the price-only return for the S&P 500 Index was -38.5%.13 We thought that this lower level would be a logical place to start a move higher. As we have pointed out in earlier paragraphs, the federal government was in the process of directing large sums of resources to fix the problems. Therefore, we thought the equity markets would begin to react more rapidly and positively than has been the case. We still feel that this will be the direction taken, although it will be later then we thought.

The basic tenant of our investment philosophy is that companies that are willing and able to raise their dividends each year for ten years by at least a substantial 10% average over that time frame have something special going for them. These unique qualities often include good managements, strong income and balance sheets, product or service domination, and global reach. In times of business contractions such as now, these attributes enable the companies to take advantage of opportunities that weaker companies cannot tackle. As painful as this current contraction is, we anticipate strong companies will increase their dominance as weaker companies fall away.

The first quarter price-only performance of the S&P 500 Index was down 11.67%. This is up from the low point of the quarter reached on March 9 when the Index was down 25.10%. The rally since March 9 moved the Index up 17.94%.14 We do not know yet whether this March rally marks the beginning of a bull market or is simply a bear market rally. Substantial rallies are not uncommon in bear markets. On the other hand, investors may be seeing better times ahead as a result of the stimulus being applied to the economy. We are cautiously optimistic that a gradual move higher should occur by year-end. Because we believe that the economic recovery will be subdued, we also think the market improvement will be more gradual than is often the case after a recession. If this is the case, then we believe investors will favor more conservative, stable growth companies such as the ones that populate our investable universe.

We review our rising dividend universe regularly to see if the current stress is impacting the companies in which we are investing. It is true that the number of companies that have been able to meet our stringent requirements has dropped over the last several years. In particular, a number of companies in the financial services industry have been unable to continue to qualify. Our universe has shrunk to about 114 US companies with a number of Canadian and European companies also qualifying.15 At this point, we continue to feel that the selection opportunities are broad enough to provide well-diversified portfolios.

In conclusion, here are a few thoughts about the energy Master Limited Partnerships (MLPs). From a performance standpoint, the MLPs had a very strong quarter. The eight MLPs that we use most often were actually up 11.65% for the quarter and, as of March 31, 2009, have a distribution yield of approximately 9.91%.16 MLPs are often coming to the capital markets for funding of new projects and this has been an issue for investors. MLP managements have scaled back capital expenditure programs to conserve cash and many have also refrained from what had become quarterly distribution increases. We believe that MLPs represent an exceptional total return opportunity at this time.

__________________________________________________________________________

12 Taxpayers Filing Earlier and Banking Larger Refunds In 2009, IRS.gov, 10 Mar 09 (http://www.irs.gov/newsroom)

13 Total Return Analysis, Bloomberg Finance, 31 Mar 09

14 IBID

15 Mergent’s Dividend Achievers, Winter 2009 and Bloomberg updated 23 Feb 09

Mutual Fund Performance Review for First Half, Fiscal Year 2009

This report covers the first half of the fiscal year for the Rising Dividend Growth Fund running from October 1, 2008 to March 31, 2009. Charts and graphs on the following pages show the performance of the past six months, one year, and since the inception of Fund operations in March 2004. The first half of the Fund’s fiscal year continues to show the strain of the economic and financial crisis on overall performance. Using the Class A shares as the example, the six- month performance without the impact of the sales load was -20.35%. This compares favorably to the total return for the S&P 500, which declined 30.52%. Thus, the Class A shares, excluding the sales load, outperformed the S&P 500 Index by 1,017 basis points.

The performance of equities in general has been disappointing. As this commentary is being written, the market has managed a considerable rally. Whether it is a bull rally in a bear market or the start of a genuine bull market remains to be seen. As we mentioned in our overview, a substantial amount of resources have been thrown at the economic and credit problems. Consequently, a case can be made for the market to hold at the 797.87 level that the S&P 500 Index reached at the close on March 31, 2009.17 The Index closed at 676.53 on March 9 and is up 17.94% from that date. Over the same period of time, the Class A shares of the mutual fund were up 13.85%.18 The reasons for the difference in the appreciation between the Index and the Class A shares is detailed in the discussion of attribution which follows.

During the last two-thirds of March, financial service companies rallied from distress price levels, as investors appeared to feel more comfortable with the Federal Reserve and Treasury’s responses to the credit crisis. Over the course of the last few years, the Fund has reduced its exposure to this sector and now holds no commercial banks. As of March 31, 2009 the Fund’s only holdings in the financial sector are Aflac, Eaton Vance, and SEI Corporation, representing 2.17%, 3.36%, and 1.16%, respectively, of the market value of the portfolio. The other significant factor is the amount of cash reserve now held by the Fund. As of the end of March, the Fund had 14.04% of the portfolio in money market securities. This reflects the cautious stance taken before first quarter earnings are released starting in mid-April.

Trading activity in the Fund for the first half of fiscal 2009 saw the elimination of a number of positions including Cardinal Health, Roper, State Street, General Electric, and Energy Transfer Partners LP. State Street and General Electric were sold because they reduced their dividends. The Cardinal Health liquidation was because they announced a change in their corporate strategy which did not seem to make sense and which seemed to have a long term impact on their ability to meet the Fund’s dividend increase requirements. In the case of Energy Transfer, the general partner’s units appeared to offer more total return potential and the Fund switched to the GP.

________________________________________________________________________________

16 Master Limited Partnerships S-Wtd, StockVal®, 31 Mar 09. Historically, dividends and distributions received from MLPs include a return of capital. A return of capital represents a return of the shareholder’s investment in the Fund and should not be confused with “yield,””income” or “profit.”

17 Total Return Analysis, 3/9/09 – 3/31/09, Bloomberg Finance, LP

18 IBID

During the period, the positions of several of the energy Master Limited Partnerships (MLPs) had to be reduced to keep the positions within the target range. The MLPs owned by the Fund were down just under 7% on a price-only basis for the six-month period, while the S&P 500 on a comparable basis was down almost 28%.19 Three other economic sectors aided performance in the period: materials were down an average of 11.57%, consumer staples down 11.27%, and technology down 18.65%.20

The Fund has gradually built up the exposure to healthcare and consumer staples because their earnings growth tends, in our view, to be more predictable and they should be defensive holdings. Consumer staples helped as mentioned earlier. Healthcare holdings, on the other hand, were down slightly over 29%21 as investors pondered the Obama administration’s healthcare initiatives. As the population ages, the need for goods and services from this sector should expand.

The companies whose stocks had the best performance in the six month period and their percent of the portfolio by total market value on March 31, 2009 were Archer Daniels Midland (4.36%), up 35%+; Sunoco Logistics (2.54%), up 17%+; and NuStar Energy LP (2.32%), up 10%+.22 The worst performers were Aflac (2.17%), down 62%+, Williams Partners (0.87%), down 55%+, and Caterpillar (2.00%), down 53%+.23 The MLP sector was a very important aspect of the Fund’s out-performance in the period. While Williams Partners had stiff market headwinds, the rest significantly outperformed the market. The high distribution yield also aids total return.

We believe that while we continue to have economic and market headwinds, the general financial strength of the companies in the portfolio should enable them to gain advantage over their weaker competitors. While there have been some dividend cuts, the universe of investable companies is broad enough at this time to support appropriate portfolio diversification.

Thomas W.L. Cameron
Jere E. Estes, CFA®

May 10, 2009

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

___________________________________________________________________________

19 Price Performance, 01 April 2009, StockVal®

20 IBID

21 IBID

22 IBID

23 IBID

Fund Performance

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (888) 826-2520 or visit www.dividendgrowthadvisors.com. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** Class A commenced operations on March 18, 2004. For performance calculations, the inception date is March 23, 2004, the date the Fund first began to invest in accordance with its stated objective.

*** Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**** In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price. The 1.00% redemption fee for Class A and Class C Shares applies only to redemptions within 60 days of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.

***** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index.

 The results shown for the Fund include reinvested distributions, applicable sales charges, fund expenses and management fees, and are shown before taxes on fund distributions and sale of fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged, do not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index. The performance quoted represents past performance, which does not guarantee future results. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.dividendgrowthadvisors.com.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (888) 826-2520. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Fund Holdings – (Unaudited)

1As a percent of net assets.

Regardless of industry, the Rising Dividend Growth Fund will invest at least 80% of its assets in common stocks of dividend-paying domestic and foreign companies whose market capitalizations are at least $500 million.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov . The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments or redemption fees (including contingent deferred sales charges) on certain redemptions and (ii) ongoing costs, including management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2008 and held for the six month period ended March 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales loads on purchase payments and redemption fees (including contingent deferred sales charges). The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the redemption fees (including contingent deferred sales charges) imposed by the Fund would increase your expenses.

			Expenses Paid
	Beginning	Ending	During Period
Rising Dividend Growth Fund	Account Value	Account Value	October 1, 2008 -
Class A	October 1, 2008	March 31, 2009	March 31, 2009*

Actual	$1,000.00	$796.48	$7.39

Hypothetical**	$1,000.00	$1,016.71	$8.30

			Expenses Paid
	Beginning	Ending	During Period
Rising Dividend Growth Fund	Account Value	Account Value	October 1, 2008 -
Class C	October 1, 2008	March 31, 2009	March 31, 2009***

Actual	$1,000.00	$792.75	$10.06

Hypothetical**	$1,000.00	$1,013.72	$11.30

			Expenses Paid
	Beginning	Ending	During Period
Rising Dividend Growth Fund	Account Value	Account Value	October 1, 2008 -
Class I	October 1, 2008	March 31, 2009	March 31, 2009****

Actual	$1,000.00	$797.11	$5.60

Hypothetical**	$1,000.00	$1,018.69	$6.29

*Expenses are equal to Class A’s annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

**Assumes a 5.00% return before expenses.

***Expenses are equal to Class C’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

****Expenses are equal to Class I’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments
March 31, 2009
(Unaudited)

Common Stocks/Master Limited Partnerships - 85.93%	Shares	Value

Accident & Health Insurance - 2.17%
Aflac, Inc.	53,800	$1,041,568

Aircraft Engines & Engine Parts - 1.71%
United Technologies Corp.	19,100	820,918

Beverages - 2.57%
PepsiCo, Inc.	23,900	1,230,372

Bituminous Coal & Lignite Surface Mining - 3.08%
Natural Resource Partners, L.P.	66,000	1,473,780

Computer & Office Equipment - 4.69%
International Business Machines Corp. (IBM)	23,200	2,247,848

Construction Machinery & Equipment - 2.00%
Caterpillar, Inc.	34,300	959,028

Electromedical & Electrotherapeutic Apparatus - 2.05%
Medtronic, Inc.	33,400	984,298

Fats & Oils - 4.35%
Archer-Daniels-Midland Co.	75,100	2,086,278

Food & Kindred Products - 3.83%
Nestle SA (a)	54,700	1,835,185

General Industrial Machinery & Equipment - 1.66%
Illinois Tool Works, Inc.	25,800	795,930

Household Furniture - 0.52%
Leggett & Platt, Inc.	19,000	246,810

Industrial Inorganic Chemicals - 3.75%
Praxair, Inc.	26,700	1,796,643

In Vitro & In Vivo Diagnostic Substances - 0.95%
Meridian Bioscience, Inc.	25,000	453,000

Investment Advice - 3.36%
Eaton Vance Corp.	70,500	1,610,925

Natural Gas Transmission - 5.92%
Energy Transfer Equity, L.P.	46,500	982,545
Enterprise Products Partners, L.P.	64,500	1,435,125
Williams Partners, L.P.	37,300	416,268
		2,833,938

Pharmaceutical Preparations - 4.52%
Johnson & Johnson	14,400	757,440
Novo-Nordisk A/S (a)	29,300	1,405,814
		2,163,254

*See accompanying notes for they are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments - continued
March 31, 2009
(Unaudited)

Common Stocks/Master Limited Partnerships - 85.93% - continued	Shares	Value

Pipe Lines (No Natural Gas) - 9.58%
Magellan Midstream Partners, L.P.	37,000	$ 1,086,690
NuStar Energy, L.P.	24,100	1,111,251
Plains All American Pipeline, L.P.	31,900	1,172,644
Sunoco Logistics Partners, L.P.	23,600	1,217,052
		4,587,637

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 2.44%
Albemarle Corp.	53,800	1,171,226

Plastic Products - 2.41%
AptarGroup, Inc.	37,000	1,152,180

Retail - Drug Stores and Proprietary Stores - 3.47%
Walgreen Co.	64,000	1,661,440

Retail - Eating Places - 3.59%
McDonald's Corp.	31,500	1,718,955

Retail - Variety Stores- 1.17%
Wal-Mart Stores, Inc.	10,713	558,147

Security Brokers, Dealers & Flotation Companies - 1.16%
SEI Investments Co.	45,500	555,555

Semiconductors & Related Devices - 1.01%
Linear Technology Corp.	21,000	482,580

Services - Computer Processing & Data Preparation - 3.85%
Automatic Data Processing, Inc.	52,500	1,845,900

Services - Engineering, Accounting, Research, Management - 2.73%
Paychex, Inc.	51,000	1,309,170

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.22%
The Procter & Gamble Co.	22,600	1,064,234

Steel Works, Blast Furnaces & Rolling Mills - 2.41%
Nucor Corp.	30,300	1,156,551

Surgical & Medical Instruments & Apparatus - 2.76%
Teleflex, Inc.	33,800	1,321,242

TOTAL COMMON STOCKS/MASTER LIMITED PARTNERSHIPS (Cost $46,424,812)		41,164,592

Money Market Securities - 14.04%
Fidelity Institional Money Market Portfolio - Institutional Shares, 1.02% (b)	6,725,248	6,725,248

TOTAL MONEY MARKET SECURITIES (Cost $6,725,248)		6,725,248

TOTAL INVESTMENTS (Cost $53,150,060) - 99.97%		$ 47,889,840

Other assets less liabilities - 0.03%		16,997

TOTAL NET ASSETS - 100.00%		$ 47,906,837

(a) American Depositary Receipt.
(b) Variable rate security; the money market rate shown represents the seven day yield at March 31, 2009.

*See accompanying notes for they are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Assets and Liabilities
March 31, 2009
(Unaudited)

Assets
Investments in securities, at value (cost $53,150,060)	$ 47,889,840
Interest receivable	4,461
Dividends receivable	96,946
Receivable for fund shares sold	69,683
Tax reclaim	3,940
Prepaid expenses	32,561
Total assets	48,097,431

Liabilities
Payable for income distribution	63,036
Payable due to Advisor (a)	19,682
Payable for fund shares redeemed	55,667
Accrued 12b-1 fees	13,163
Other accrued expenses	39,046
Total liabilities	190,594

Net Assets	$47,906,837

Net Assets consist of:
Paid in capital	$ 59,790,653
Accumulated undistributed net investment (loss)	(868,370)
Accumulated net realized (loss) on investments	(5,755,226)
Net unrealized (depreciation) on investments	(5,260,220)

Net Assets	$47,906,837

Net Assets: Class A	$32,860,302

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	3,701,787

Net asset value per share	$8.88

Maximum offering price per Class A share ($8.88 / 94.75%)	$9.37

Minimum redemption price per share ($8.88* 99.00%) (b) (c)	$8.79

Net Assets: Class C	$3,131,986

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	350,596

Net asset value and offering price per share	$8.93

Minimum redemption price per share ($8.93 * 99.00%) (c)	$8.84

Net Assets: Class I	$ 11,914,549

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	1,321,303

Net asset value, offering and redemption price per share	$9.02

(a) See Note 4 in the Notes to the Financial Statements.
(b) A contingent deferred sales charge ("CDSC") of 1.00% may be charged on redemptions of accounts greater than $1,000,000 redeemed within 12 months of purchase.
(c) A redemption fee of 1.00% may be charged on redemptions of shares within 60 days of purchase.

*See accompanying notes for they are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Operations
For the six months ended March 31, 2009
(Unaudited)

Investment Income
Dividend income (net of foreign withholding taxes of $4,547) (a)	$ 607,763
Interest income	39,006
Total Income	646,769

Expenses
Investment advisor fee (b)	191,325
12b-1 fees (Class A - $71,021; Class C - $16,972)	87,993
Transfer agent expenses	42,664
Legal expenses	40,454
Administration expenses	22,326
Registration expenses	18,973
Trustee expenses	15,984
Auditing expenses	14,762
Miscellaneous expenses	14,208
Fund accounting expenses	13,857
Printing expenses	12,511
Custodian expenses	8,417
Insurance expenses	2,827
Pricing expenses	2,190
Total Expenses	488,491
Advisor fees waived (b)	(42,596)
12b-1 fees refunded (Class A - $31,511; Class C - $7,530) (b)	(39,041)
Net operating expenses	406,854
Net Investment Income	239,915

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	(5,400,211)
Change in unrealized appreciation (depreciation)
on investment securities	(7,679,862)
Net realized and unrealized gain (loss) on investment securities	(13,080,073)
Net increase (decrease) in net assets resulting from operations	$ (12,840,158)

(a) Dividend income is net of $482,128 of return of capital distributions and passive income/losses from master limited partnerships.
(b) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes for they are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets

	Six Months Ended
	March 31, 2009	Fiscal Year ended
	(Unaudited)	September 30, 2008
Operations
Net investment income (loss)	$ 239,915	$ (22,160)
Net realized gain (loss) on investment securities	(5,400,211)	248,376
Net change in unrealized appreciation (depreciation) on investment securities	(7,679,862)	(10,995,956)
Net increase (decrease) in net assets resulting from operations	(12,840,158)	(10,769,740)

Distributions
From net investment income, Class A	(486,958)	-
From net investment income, Class C	(35,699)	-
From net investment income, Class I	(196,327)	-
From net realized gains, Class A	-	(252,306)
From net realized gains, Class C	-	(21,832)
From net realized gains, Class I	-	(34,413)
From return of capital distributions, Class A	-	(1,195,281)
From return of capital distributions, Class C	-	(58,422)
From return of capital distributions, Class I	-	(280,445)
Distributions in excess of net investment income, Class A	-	(52,365)
Distributions in excess of net investment income, Class C	-	(1,580)
Distributions in excess of net investment income, Class I	-	(14,841)
Total distributions	(718,984)	(1,911,485)

Capital Share Transactions (a)
Proceeds from shares sold
Class A	1,301,432	4,314,318
Class C	45,500	675,411
Class I	4,181,472	6,918,949
Reinvestment of distributions
Class A	455,245	1,411,585
Class C	32,224	76,814
Class I	112,395	224,676
Amount paid for shares redeemed
Class A (b)	(4,961,428)	(13,817,466)
Class C (c)	(349,423)	(1,046,350)
Class I	(736,258)	(572,049)
Net increase (decrease) in net assets resulting from share transactions	81,159	(1,814,112)
Total Increase (Decrease) in Net Assets	(13,477,983)	(14,495,337)

(a) See Note 1 in the Notes to the Financial Statements.
(b) Redemption fees of $18 and $0, respectively, retained by the Fund are included.
(c) Redemption fees of $227 and $1,299, respectively, retained by the Fund are included.

*See accompanying notes for they are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets - continued

	Six Months Ended
	March 31, 2009	Fiscal Year ended
	(Unaudited)	September 30, 2008

Net Assets
Beginning of period	61,384,820	75,880,157

End of period	$ 47,906,837	$ 61,384,820

Accumulated undistributed net investment (loss)	$ (868,370)	$ (3,389,302)
included in net assets

Capital Share Transactions - A Shares (a)
Shares sold	141,544	330,675
Shares issued in reinvestment of distributions	50,486	111,120
Shares redeemed	(546,568)	(1,078,569)

Net increase (decrease) from capital share transactions	(354,538)	(636,774)

Capital Share Transactions - C Shares (a)
Shares sold	4,811	52,728
Shares issued in reinvestment of distributions	3,554	5,926
Shares redeemed	(38,764)	(81,859)

Net increase (decrease) from capital share transactions	(30,399)	(23,205)

Capital Share Transactions - I Shares (a) (b)
Shares sold	418,907	523,517
Shares issued in reinvestment of distributions	12,272	17,573
Shares redeemed	(79,428)	(44,329)

Net increase (decrease) from capital share transactions	351,751	496,761

(a) See Note 1 in the Notes to the Financial Statements.
(b) Class I commenced operations on March 21, 2007.

*See accompanying notes for they are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class A
Financial Highlights
For a share outstanding during each period

	Six Months Ended	Fiscal	Fiscal	Fiscal	Fiscal
	March 31, 2009	Year ended	Year ended	Year ended	Year ended	Period ended
	(Unaudited)	September 30, 2008	September 30, 2007	September 30, 2006	September 30, 2005	September 30, 2004(a)

Selected Per Share Data
Net asset value, beginning of period	$11.31	$ 13.60	$12.06	$10.86	$10.35	$10.00

Income from investment operations
Net investment income (loss)	0.03	(0.01)	0.02	(0.06)	0.01	0.04
Net realized and unrealized gain (loss)	(2.33)	(1.95)	1.93	1.42	0.65	0.35
Total from investment operations	(2.30)	(1.96)	1.95	1.36	0.66	0.39

Less Distributions to shareholders:
From net investment income	(0.13)	-	(0.02)	-	(0.01)	(0.04)
From net realized gain	-	(0.05)	(0.23)	(0.03)	(0.01)	-(b)
From tax return of capital	-	(0.27)	(0.12)	(0.09)	(0.13)	-
In excess of net investment income	-	(0.01)	(0.04)	(0.04)	-	-
Total distributions	(0.13)	(0.33)	(0.41)	(0.16)	(0.15)	(0.04)

Net asset value, end of period	$8.88	$11.31	$13.60	$12.06	$10.86	$ 10.35

Total Return (c)	-20.35%(d)	-14.63%	16.25%	12.62%	6.36%	3.92%(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$32,860	$45,894	$ 63,827	$43,566	$38,167	$19,721
Ratio of expenses to average net assets	1.65%(e)	1.65%	1.65%	1.65%	1.65%	1.65%(e)
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	1.82%(e)	1.56%	1.94%	2.13%	3.04%	2.30%(e)
Ratio of net investment income (loss) to
average net assets	0.87%(e)	(0.05)%	0.19%	(0.36)%	0.12%	1.19%(e)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement or recoupment	0.70%(e)	0.04%	(0.11)%	(0.84)%	(1.27)%	0.54%(e)
Portfolio turnover rate	17.48%(d)	24.66%	31.09%	50.20%	48.91%	36.29%(d)

(a) March 18, 2004 (Commencement of Operations) through September 30, 2004.
(b) Less than $0.01 per share.

(c) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund,  assuming reinvestment of dividends. Returns shown exclude the effect of the sales load.

(d) Not annualized.
(e) Annualized.

*See accompanying notes for they are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class C
Financial Highlights
For a share outstanding during each period

	Six Months Ended	Fiscal	Fiscal	Fiscal
	March 31, 2009	Year ended	Year ended	Year ended	Period ended
	(Unaudited)	September 30, 2008	September 30, 2007	September 30, 2006	September 30, 2005(a)

Selected Per Share Data
Net asset value, beginning of period	$ 11.39	$ 13.62	$ 12.08	$ 10.87	$ 10.51

Income from investment operations
Net investment income (loss)	(0.00)	(0.08)	-	(0.10)	- (b)
Net realized and unrealized gain (loss)	(2.36)	(1.95)	1.85	1.40	0.38
Total from investment operations	(2.36)	(2.03)	1.85	1.30	0.38

Less distributions to shareholders:
From net investment income	(0.10)	-	-	-	- (b)
From net realized gain	-	(0.05)	(0.23)	(0.03)	-
From tax return of capital	-	(0.15)	(0.06)	(0.04)	(0.02)
In excess of net investment income	-	(0.00) (b)	(0.02)	(0.02)	-
Total distributions	(0.10)	(0.20)	(0.31)	(0.09)	(0.02)

Paid in capital from redemption fees (c)	-	-	-	-	-

Net asset value, end of period	$ 8.93	$11.39	$ 13.62	$ 12.08	$10.87

Total Return (d)	-20.73%(e)	-15.04%	15.55%	12.01%	3.57%(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$3,132	$4,338	$5,505	$3,457	$ 880
Ratio of expenses to average net assets	2.25%(f)	2.25%	2.25%	2.36%	2.75%(f)
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	2.42%(f)	2.03%	2.54%	2.84%	3.59%(f)
Ratio of net investment loss to
average net assets	0.27%(f)	(0.64)%	(0.41)%	(1.07)%	(1.02)% (f)
Ratio of net investment loss to
average net assets before waiver
& reimbursement or recoupment	0.10%(f)	(0.42)%	(0.71)%	(1.55)%	(1.86)% (f)
Portfolio turnover rate	17.48%(e)	24.66%	31.09%	50.20%	48.91%(e)

(a) April 14, 2005 (Commencement of Operations) through September 30, 2005.
(b) Less than $0.01 per share.
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

*See accompanying notes for they are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class I
Financial Highlights
For a share outstanding during each period

	Six Months Ended	Fiscal
	March 31, 2009	Year ended	Period Ended
	(Unaudited)	September 30, 2008	September 30, 2007(a)

Selected Per Share Data
Net asset value, beginning of period	$11.50	$13.85	$ 12.80

Income from investment operations
Net investment income	0.06	0.09	0.01
Net realized and unrealized gain (loss)	(2.39)	(2.00)	1.10
Total from investment operations	(2.33)	(1.91)	1.11

Less distributions to shareholders:
From net investment income	(0.15)	-	(0.01)
From net realized gain	-	(0.05)	-
From tax return of capital	-	(0.37)	(0.04)
In excess of net investment income	-	(0.02)	(0.01)
Total distributions	(0.15)	(0.44)	(0.06)

Net asset value, end of period	$ 9.02	$11.50	$13.85

Total Return (b)	-20.29%(c)	-14.08%	8.61%(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$11,915	$11,153	$6,548
Ratio of expenses to average net assets	1.25%(d)	1.25%	1.25%(d)
Ratio of expenses to average net assets
before waiver & reimbursement	1.42%(d)	1.44%	1.54%(d)
Ratio of net investment income (loss) to
average net assets	1.35%(d)	0.40%	(0.59)% (d)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	1.18%(d)	0.21%	(0.29)% (d)
Portfolio turnover rate	17.48%(c)	24.66%	31.09%(c)

(a) March 21, 2007 (Commencement of Operations) through September 30, 2007.
(b) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

*See accompanying notes for they are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund

Notes to the Financial Statements
March 31, 2009
(Unaudited)

NOTE 1. ORGANIZATION

Dividend Growth Trust (the "Trust") is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust (now a "statutory trust") on July 14, 1999.

The Trust is authorized to issue an unlimited number of shares of beneficial interest of $.001 par value. The Trust currently offers shares of the Rising Dividend Growth Fund (“Fund”). Prior to April 14, 2005, the Fund offered Class A shares only. The Fund began offering Class C shares on April 14, 2005 and Class I shares on March 21, 2007. The Fund currently offers three Classes of shares (“Class A”, “Class C” and “Class I”). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect only that Class. Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets.

The Fund seeks long-term growth of capital and current income by investing primarily in common stocks and master limited partnerships of domestic and foreign companies that have increased their dividend payments to shareholders at least each year for the past ten years. The Fund normally concentrates its investments in a group of 25-50 common stocks. Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized.

NOTE 2. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, according to guidelines established by the Board. As a general principle, the current fair value of a security being valued by the Advisor would be the amount which the Fund might reasonably expect to receive upon a current sale. Methods which are in accord with this principle may, for example, be based on, among other factors, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues. Fair value determinations will not be based on what the Advisor believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Advisor. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Federal Income Taxes – There is no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains, if any, annually. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Dividend Growth Trust
Rising Dividend Growth Fund

Notes to the Financial Statements - continued
March 31, 2009
(Unaudited)

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income and distributions from Master Limited Partnerships (“MLPs”) are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from the Fund’s investments in MLPs generally are recorded as a return of capital, reducing the cost basis of the associated MLP investment. Income or loss from the MLP investments is recorded upon receipt of the MLP’s K-1.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Accounting for Uncertainty in Income Taxes – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes.” FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund adopted FIN 48 in its Semi-Annual report on March 31, 2008. Based on management’s analysis, the adoption of FIN 48 did not have a material impact on the financial statements. The statute of limitations on the Fund’s tax returns remains open for the years ended September 30, 2006 through September 30, 2008.

Fair Valuation – The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 28, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund values its common stocks and MLP’s at the closing price established by the market exchange on which they trade. Money market securities are valued at amortized cost. Any fixed income securities the Fund may own are valued by a pricing service using an evaluated price method established by the pricing service. To date, the Advisor has not had to provide any fair value pricing for any securities held by the Fund (Level 3 Securities). For additional information on the Fund’s security valuation policies, refer to the Security Valuation section in this Note.

Dividend Growth Trust
Rising Dividend Growth Fund

Notes to the Financial Statements - continued

March 31, 2009
(Unaudited)

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES – continued

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 – Direct Market Prices in Observable Markets or Quoted Prices	$ 47,889,840	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Internal Unobservable Inputs	$ -	$ -
Total	$ 47,889,840	$ -

*Other financial instruments include futures, forwards, and swap contracts.

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161), effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Trust retains Dividend Growth Advisors, LLC ("Advisor" or "DGA") as the Fund’s Investment Advisor. The Advisor manages the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations. Pursuant to the terms of the Investment Advisory Agreement, the Advisor has full discretion to manage the assets of the Fund in accordance with its investment objective. As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has also agreed to waive its advisory fees or reimburse other Fund expenses so that the Fund’s annual operating expenses will not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares of the average daily net assets of the respective class (excluding brokerage and other investment-related costs, “acquired fund fees and expenses” within the meaning contained in Form N-1A, interest, taxes, dues, fees and other charges of governments and their agencies including the costs of qualifying the Fund’s shares for sale in any jurisdiction, extraordinary expenses such as litigation, including legal and audit fees and other costs in contemplation or incident thereto, and indemnification and other expenses not incurred in the ordinary course of the Fund’s business). For the six months ended March 31, 2009, the Advisor earned fees of $191,325 from the Fund. For the six months ended March 31, 2009, the Advisor waived fees of $42,596. At March 31, 2009, there was a net payable due to the Advisor in the amount of $19,682. The Advisor is entitled to reimbursement of certain fees waived or remitted to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to waivers, reductions, and payments made with respect to the Fund. The waived fees related to operating expenses subject to recovery, at September 30, 2008 were as follows and may not be ratably applicable to each class of shares:

Amount	To be repaid by September 30,
$ 200,505	2009
61,553	2010
18,357	2011

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

March 31, 2009
(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS – continued

For the six months ended March 31, 2009, $42,596 of waived fees may be subject to repayment by the Fund to the Advisor through September 30, 2012.

The Fund retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Huntington Bancshares, Inc. (“Huntington”), to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For the six months ended March 31, 2009, Unified earned $22,326 for administrative services provided to the Fund.

The Fund also retains Unified to act as the Fund’s transfer agent. Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the six months ended March 31, 2009, Unified earned fees of $26,076 for transfer agent services provided to the Fund and $16,588 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For the six months ended March 31, 2009, Unified earned $13,857 for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), a wholly owned subsidiary of Huntington, to act as the principal distributor of its shares. Huntington is also the parent company of Unified and Huntington National Bank, the Fund’s Custodian.

Class A and Class C have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each “Plan”) under which each class is authorized to compensate the Distributor for payments to dealers or others with distribution fees as follows: Class A Shares: An annual distribution fee of 0.25% and an annual service fee of 0.15% of the Class A Share’s average daily net assets for a total of 0.40%. Class C Shares: An annual distribution fee of 0.75% and an annual service fee of 0.25% of the Class C share’s average daily net assets for a total of 1.00%. The fees payable under each Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the Fund’s shares, including, but not limited to: payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund’s shares, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholders reports to other than existing shareholders of the Fund. Class I shares are not subject to rule 12b-1 fees. The shareholder servicing fees shall be used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund’s shareholders. For the six months ended March 31, 2009, Class A incurred 12b-1 expenses of $71,021 and Class C incurred 12b-1 expenses of $16,972. The Advisor waived all 12b-1 fees that were payable to the Advisor for the six months ended March 31, 2009. For the six months ended March 31, 2009, the amounts refunded to the Fund were: Class A - $31,511 and Class C - $7,530. The Advisor waived such 12b-1 fees consistent with its undertaking to limit the Fund’s annual operating expenses (see above). As of March 31, 2009, the Fund owed the Distributor $13,163 for 12b-1 expenses.

Dividend Growth Trust
Rising Dividend Growth Fund

          Notes to the Financial Statements - continued

March 31, 2009
(Unaudited)

NOTE 5. INVESTMENTS

For the six months ended March 31, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations and less proceeds received on MLP’s, were as follows:

Purchases
U.S. Government Obligations	$-
Other	8,445,126

Sales
U.S. Government Obligations	$ -
Other	12,555,218

As of March 31, 2009, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 2,564,811
Gross (Depreciation)	(7,825,031)

Net Depreciation
on Investments	$ (5,260,220)

At March 31, 2009, the aggregate cost of securities for federal income tax purposes was $53,150,060. The difference between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain passive losses earned through MLP’s.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a mutual fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2009, Capital Bank Wealth Management Group held, for the benefit of its customers, 30.30% of Class A shares. As a result, Capital Bank Wealth Management Group may be deemed to control Class A shares of the Fund. As of March 31, 2009, Pershing held, for the benefit of its customers, 47.43% of Class C shares and 59.32% of Class I shares. As a result, Pershing may be deemed to control Class C and Class I shares of the Fund.

Dividend Growth Trust
Rising Dividend Growth Fund

          Notes to the Financial Statements - continued

March 31, 2009
(Unaudited)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Return of capital distributions were paid quarterly and totaled $0.267 per share to Class A shareholders, $0.147 per share to Class C shareholders, and $0.368 per share to Class I shareholders. Distributions in excess of net investment income totaled $0.012 per share for Class A shareholders, $0.004 per share for Class C shareholders and $0.019 per share to Class I shareholders. Distributions from net realized gains totaled $0.05400 per share to Class A, Class C and Class I.

The tax character of distributions paid during the fiscal years ended September 30, 2008 and 2007 is as follows:

	2008	2007

Ordinary income	$ 68,786	$ 403,373
Long-term capital gains	308,551	793,019
Return of Capital	1,534,148	556,270
Total distributions paid	$ 1,911,485	$ 1,752,662

Quarterly income distributions totaling $0.1296, $0.1006, $0.1484 per share or $486,958, $35,699, and $196,327 on Classes A, C, and I, respectively, were paid.

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards (see Note 10)	$ (355,014)
Unrealized appreciation	2,030,340

Distributable earnings	$ 1,675,326

The differences between book basis and tax basis undistributed amounts result from differences in recognizing certain passive losses earned through MLPs, as well as the treatment of capital loss carryforwards not yet available for tax purposes.

NOTE 10. CAPITAL LOSS CARRYFORWARDS

In connection with the merger of the Capital Appreciation Fund, the Rising Dividend Growth Fund acquired capital loss carryforwards amounting to $788,226. Due to Internal Revenue Code limitations, $78,198, $177,507, and $177,507 of this was available to offset realized gains during the fiscal years ended September 30, 2006, September 30, 2007, and September 30, 2008, respectively. The remainder ($355,014) will be available to use at $177,507 per year, each year through September 30, 2010.

Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is possible that the amount which is offset will not be distributed.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (888) 826-2520 and (2) on the SEC website at http://www.sec.gov .

Additionally, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling (888) 826-2520; and (2) on the commission’s website at http://www.sec.gov.

TRUSTEES

Earl L. Mason, Chairman
C. Troy Shaver, Jr.
Roger B. Rainville
W. Thomas Smith, Jr.

OFFICERS

C. Troy Shaver, Jr., President
Edward Obuchowski, Treasurer and Principal Accounting Officer
Jere Estes, Assistant Treasurer
William Allin, Secretary
Jane Cameron, Chief Compliance Officer
Tara R. Pierson, Assistant Secretary

INVESTMENT ADVISOR

Dividend Growth Advisors, LLC
58 Riverwalk Boulevard
Building 2, Suite A
Ridgeland, South Carolina 29936

DISTRIBUTOR

Unified Financial Securities, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, Indiana 46208

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL

Husch Blackwell Sanders LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112

CUSTODIAN

The Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, Indiana 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with the annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE – disclosed with the annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with the annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures. (Check disclosure controls for requirement of meeting)

(a)     Based on an evaluation of the registrant’s disclosure controls and procedures as of June 4, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)     Not Applicable

(a)(2)     Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the

     Investment Company Act of 1940 are filed herewith.

(a)(3)     Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1

(b)     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Dividend Growth Trust

By *./s/ C. Troy Shaver, Jr.

     C. Troy Shaver, Jr., President

Date     6/5/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By *./s/ C. Troy Shaver, Jr.

     C. Troy Shaver, Jr., President

Date     6/5/09

By*     /s/ Edward Obuchowski

Edward Obuchowski, Treasurer

Date     6/5/09